1601 Market Street	News Release
Philadelphia, Pennsylvania
19103-2337
800 523.1988
215 564.6600

Contact:
For investors:	Mona Zeehandelaar – phone: 215 231.1674
email: mona.zeehandelaar@radian.biz

For the media:	Steve Frankel / Tim Lynch
Joele Frank, Wilkinson Brimmer Katcher
212 355.4449

Radian Group Inc. Announces Executive Appointments

at Radian Guaranty

Industry Veterans to Manage Company’s Principal Mortgage Insurance Subsidiary

PHILADELPHIA, November 1, 2007—Radian Group Inc. (NYSE: RDN) today announced that it has appointed David M. Applegate as President of Radian Guaranty and Paul F. Bognanno to the newly created position of Vice Chairman, Radian Guaranty. Radian also announced that Mark A. Casale is leaving the company.

Mr. Applegate will be responsible for all mortgage insurance business operations. Mr. Bognanno will be responsible for directing customer relationships and key account management. Mr. Applegate and Mr. Bognanno will report directly to S.A. Ibrahim, Chief Executive Officer of Radian.

“We welcome Dave and Paul to the Radian team at a time when we are implementing our strategic plan to create long-term value for our stockholders,” said Mr. Ibrahim. “Dave and Paul bring strong industry knowledge and expertise which will enable Radian Guaranty to capitalize on the strong fundamentals favoring the mortgage insurance business.”

“I would like to thank Mark Casale for his contribution to Radian during the past six years,” continued Mr. Ibrahim, “and on behalf of everyone at our company, I wish him the best in the future.”

Mr. Applegate brings more than two decades of mortgage banking and residential real estate industry knowledge to Radian, having most recently served as Chairman and Chief Executive Officer, GMAC Residential and concurrently acted as Chief Operating Officer, GMAC ResCap. At GMAC Residential, Mr. Applegate developed and managed a senior team that re-energized the organization and significantly improved all profit and loss metrics. Notably, he more than doubled GMAC Residential’s lending market share,

1601 Market Street

Philadelphia, Pennsylvania

19103-2337

800 523.1988

215 564.6600

increasing originations from $19 billion to a high of $115 billion, and grew servicing assets under management to over $275 billion. Mr. Applegate led the diversification of company earnings with rapid growth of its banking franchise and the growth of fee based servicing of distressed assets. Prior to that, Mr. Applegate served as Executive Vice President and Chief Financial Officer of GMAC Residential.

Mr. Bognanno also brings over 30 years of experience to Radian after having served as President and CEO, Principal Residential Mortgage Inc. for the last 11 years. There he led the rise of Principal Financial Group’s small mortgage banking operation to one of the largest mortgage banks in the United States. During his tenure, Principal Residential Mortgage Inc. grew from being a $10 billion servicer to a $120 billion servicer while mortgage production grew from $2 billion annually to over $56 billion at its peak. Concurrent with his mortgage banking duties, Mr. Bognanno was a Senior Vice President in Principal Life Insurance Company, Chairman of the Board of Principal Bank, and the U.S. board member of Principal Hipotecarios y Creditos, Principal Life’s Chilean mortgage banking company. Mr. Bognanno has been an active member in the mortgage banking industry having served as a past Chairman of the Mortgage Bankers Association Residential Board of Governors and as a member of its Board of Directors.

Radian Group Inc. is a global credit risk management company headquartered in Philadelphia with significant operations in New York and London. Radian develops innovative financial solutions by applying its core mortgage credit risk expertise and structured finance capabilities to the credit enhancement needs of the capital markets worldwide, primarily through credit insurance products. The company also provides credit enhancement for public finance and other corporate and consumer assets on both a direct and reinsurance basis and holds strategic interests in credit-based consumer asset businesses. Additional information may be found at www.radian.biz.

All statements made in this news release that address events or developments that we expect or anticipate may occur in the future are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the U.S. Private Securities Litigation Reform Act of 1995. These statements, which include projections regarding revenues and losses as well as other statements regarding our future financial condition, are made on the basis of management’s current views and assumptions with respect to future events. These forward-looking statements, as well as our prospects as a whole, are subject to risks and uncertainties, including the following: changes in general financial and political conditions such as extended national or regional economic recessions (or expansions), changes in housing demand or mortgage originations, changes in housing values, population trends and changes in household formation patterns, changes in unemployment rates, changes or volatility in interest rates, consumer confidence, or credit spreads; future credit market disruptions – in particular, further deterioration in the housing, mortgage and related credit markets, which would negatively impact our future consolidated results of operations and,

1601 Market Street

Philadelphia, Pennsylvania

19103-2337

800 523.1988

215 564.6600

if more severe than our current predictions, could cause our ultimate projected losses on our existing mortgage insurance portfolio to be inaccurate; adverse changes in the liquidity in the capital markets and the contraction of credit markets; changes in investor perception of the strength of private mortgage insurers or financial guaranty providers; risks faced by the businesses, municipalities or pools of assets covered by our insurance; the loss of a customer with whom we have a concentration of our insurance in force or the influence of large customers; increased severity or frequency of losses associated with certain of our products that are riskier than traditional mortgage insurance and financial guaranty insurance policies; material changes in the persistency rates of our mortgage insurance policies; losses associated with the aging of our mortgage insurance portfolio; ratings actions with respect to our credit ratings or the insurance financial-strength ratings assigned by the major ratings agencies to our operating subsidiaries – in particular, our ratings that are currently under review for possible downgrade by Moody’s; heightened competition from other insurance providers, from federal and state governmental or quasi-governmental entities such as the FHA and from alternative products to private mortgage insurance and financial guaranty insurance; changes in the charters or business practices of Fannie Mae and Freddie Mac; the application of federal or state consumer, lending, insurance and other applicable laws and regulations, or changes in these laws and regulations or the way they are interpreted; the possibility that we may fail to estimate accurately the likelihood, magnitude and timing of losses in connection with establishing loss reserves for our mortgage insurance or financial guaranty businesses or to estimate accurately the fair value amounts of derivative financial guaranty contracts in determining gains and losses on these contracts; changes in accounting guidance from the SEC or the Financial Accounting Standards Board regarding income recognition and the treatment of loss reserves in the mortgage insurance or financial guaranty industries; vulnerability to the performance of our strategic investments; proceeds we may receive from a sale of our interests in C-BASS or the assets of C-BASS or in connection with the exercise of the outstanding option to purchase our remaining interests in Sherman; legal and other limitations on the amount of dividends that we may receive from our insurance subsidiaries; international expansion of our mortgage insurance and financial guaranty businesses into new markets and risks associated with our international business activities. For more information regarding these risks and uncertainties, as well as certain additional risks that we face, investors should refer to the risk factors detailed in Part I, Item 1A of our annual report on Form 10-K for the year ended December 31, 2006. We caution you not to place undue reliance on these forward-looking statements, which are current only as of the date of this news release. We do not intend to, and disclaim any duty or obligation to, update or revise any forward-looking statements made in this news release to reflect new information, future events or for any other reason.